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                        FRONT SIDE OF PROXY CARD
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            RAYTHEON
            ----------------------
            Lexington  MA  02l73
   PROXY
   --------------------------------

      This Proxy is Solicited on Behalf of the Board of Directors.

   The undersigned hereby appoints Dennis J. Picard, Max E. Bleck and Christoph L. Hoffmann, or any one or more of them with full power of substitution, as proxy or proxies for the undersigned, to vote all shares of stock of the undersigned in Raytheon Company, with all the powers the undersigned would have if personally present, at the Annual Meeting of Stockholders of Raytheon Company to be held at the Executive Offices of the Company, Lexington, Massachusetts, at 2:00 P.M., Wednesday, May 25, 1994, and at any and all adjournments thereof.

   This  proxy when  properly executed  will be  voted in the  manner directed
   herein  by the  undersigned stockholder.    If no  direction is  made, this
   proxy will be voted FOR Item 1.

   PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED ENVELOPE.

   Please sign this card exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President, or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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   -

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   ==========================================================================
                            REVERSE SIDE OF PROXY CARD

   1. To elect four directors of the class whose term of office expires in 1994 to serve for a term of three years.

   NOMINEES:   Francis  H. Burr,  Thomas L.  Phillips,  Warren  B. Rudman  and
   Joseph J. Sisco.

   For  / /   Withhold  / /  For All Except  / /

   If you do not  wish your shares voted "FOR"  a particluar nominee, mark the

   "For All Except" box and strike a  line through the nominee(s) name.   Your
   shares will be voted for the remaining nominee(s).

   2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



                                                Date--------------

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           Shareholder sign here           Co-owner sign here

                             FRONT SIDE OF PROXY CARD
   --------------------------------
            RAYTHEON
            ------------------------
            Lexington  MA  02l73
   PROXY
   --------------------------------
                              STOCK OWNERSHIP PLANS
                           SAVINGS AND INVESTMENT PLANS

      This Direction is Solicited on Behalf of the Board of Directors.

   The undersigned hereby directs Fidelity Management Trust Company, Trustee of the Raytheon Stock Ownership Plan ("SOP") and the Savings and Investment Plan ("SIP"), to vote all shares of Raytheon Common Stock of the undersigned in the SOP and/or in the Common Stock Fund of the SIP at the Annual Meeting of Stockholders of Raytheon Company to be held at the Executive Offices of the Company, Lexington, Massachusetts, at 2:00 P.M., Wednesday, May 25, 1994, and at any and all adjournments thereof.

   This  voting direction when properly  executed will be  voted in the manner
   directed herein  by the undersigned SOP/SIP  Participant.   If no direction
   is made, this direction will be voted FOR Item 1.

   PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED ENVELOPE.

   Please sign this card exactly as your name appears hereon. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.

   HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

   --------------------------------             ------------------------------
   -

   --------------------------------             ------------------------------
   -

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   -


   -------------------------------------------------------------------------
                            REVERSE SIDE OF PROXY CARD

   1. To elect four directors of the class whose term of office expires in 1994 to serve for a term of three years.

   NOMINEES:   Francis  H. Burr,  Thomas  L.  Phillips, Warren  B. Rudman  and
   Joseph J. Sisco.

   For  / /   Withhold  / /  For All Except  / /

   If you do not wish  your shares voted "FOR" a particluar nominee, mark  the
   "For All Except" box  and strike a line through  the nominee(s) name.  Your
   shares will be voted for the remaining nominee(s).

   2. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.


                                                Date--------------

   ----------------------------------
           Shareholder sign here